UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 22, 2006 (December 20, 2006)
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On July 11, 2006 (the “Closing Date”), Centex Financial Services, LLC, a Nevada limited liability company (“Seller”) and an indirect wholly owned subsidiary of Centex Corporation (“Centex”), completed the sale of all the outstanding limited liability company interests of Centex Home Equity Company, LLC, a Delaware limited liability company (“CHEC”) and a wholly owned subsidiary of Seller, pursuant to the Securities Purchase Agreement, dated March 30, 2006, among Seller, CHEC and FIF HE Holdings LLC, a Delaware limited liability company (“Purchaser”) and an affiliate of Fortress Investment Group LLC, as amended (the “Securities Purchase Agreement”). Centex previously announced its entrance into the Securities Purchase Agreement in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2006 and the completion of the sale in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2006.
     The initial cash consideration paid by Purchaser to Seller under the Securities Purchase Agreement, including certain intercompany amounts payable by CHEC (the “Initial Purchase Price”) was based on an estimate of the book value of CHEC, plus a premium calculated in accordance with agreed upon procedures. The book value component and the premium component of the Initial Purchase Price were adjusted to reflect the actual book value of CHEC as of the Closing Date and to reflect, among other things the amount and value of the home equity loans and certain other assets of CHEC and its subsidiaries as of the Closing Date. The premium component of the Initial Purchase Price is further subject to a post-closing adjustment based upon the volume of mortgage loans originated by CHEC during a two-year period after the Closing Date (the “Volume Incentive Adjustment”). The Volume Incentive Adjustment will depend primarily upon the total volume of mortgage loans originated by CHEC during the two-year period after the Closing Date (the “Measurement Period”).
     On December 20, 2006, Seller, Purchaser and Nationstar Mortgage LLC (formerly CHEC) entered into Amendment No. 2 to Securities Purchase Agreement (the “Amendment”). Pursuant to the Amendment, the parties agreed that, from the date upon which Purchaser or one of its affiliates consummates the acquisition of the Champion Mortgage business (the “Champion Business”) from R Acquisition Company LLC, an affiliate of Purchaser and KeyBank National Association, through the end of the Measurement Period, the total volume of mortgage loans originated by CHEC for purposes of determining the Volume Incentive Adjustment will be adjusted by multiplying the total volume of mortgage loans originated by CHEC and the Champion Business by 84%. In addition, the parties agreed that the maximum amount that Seller could be required to repay as a result of the Volume Incentive Adjustment is decreased from $10 million to $6.1 million.
     The foregoing includes a summary of certain provisions of the Securities Purchase Agreement and the Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Securities Purchase Agreement and the Amendment, which are filed as exhibits hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02 (b)
     On December 20, 2006, Centex Corporation announced that Andrew J. Hannigan, President and Chief Operating Officer of the East Operating Region of Centex Homes, will retire on March 31, 2007. A copy of the press release announcing the retirement is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(c)      Exhibits

Exhibit
Number	Description

2.1	Securities Purchase Agreement among Centex Financial Services, LLC, Centex Home Equity Company, LLC and FIF HE Holdings LLC, dated as of March 30, 2006 (incorporated by reference from the Current Report on Form 8-K, dated April 4, 2006, filed by Centex with the Securities and Exchange Commission). In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules to the foregoing Securities Purchase Agreement are not filed herewith. The Securities Purchase Agreement identifies such schedules, including the general nature of their content. Centex undertakes to provide such schedules to the Securities and Exchange Commission upon request.

2.2	Amendment No. 1 to Securities Purchase Agreement among Centex Financial Services, LLC, Centex Home Equity Company, LLC and FIF HE Holdings LLC, dated as of July 11, 2006 (incorporated by reference from the Current Report on Form 8-K, dated July 14, 2006, filed by Centex with the Securities and Exchange Commission). In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules to the foregoing Amendment No. 1 to Securities Purchase Agreement are not filed herewith. The Amendment No. 1 to Securities Purchase Agreement identifies such schedules, including the general nature of their content. Centex undertakes to provide such schedules to the Securities and Exchange Commission upon request.

2.3	Amendment No. 2 to Securities Purchase Agreement among Centex Financial Services, LLC, Nationstar Mortgage LLC and FIF HE Holdings LLC, dated as of December 20, 2006.

99.1	Press Release dated December 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION
By:	/s/ James R. Peacock III
James R. Peacock III
Vice President, Deputy General Counsel and Secretary

Date: December 22, 2006

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Securities Purchase Agreement among Centex Financial Services, LLC, Centex Home Equity Company, LLC and FIF HE Holdings LLC, dated as of March 30, 2006 (incorporated by reference from the Current Report on Form 8-K, dated April 4, 2006, filed by Centex with the Securities and Exchange Commission). In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules to the foregoing Securities Purchase Agreement are not filed herewith. The Securities Purchase Agreement identifies such schedules, including the general nature of their content. Centex undertakes to provide such schedules to the Securities and Exchange Commission upon request.

2.2	Amendment No. 1 to Securities Purchase Agreement among Centex Financial Services, LLC, Centex Home Equity Company, LLC and FIF HE Holdings LLC, dated as of July 11, 2006 (incorporated by reference from the Current Report on Form 8-K, dated July 14, 2006, filed by Centex with the Securities and Exchange Commission). In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules to the foregoing Amendment No. 1 to Securities Purchase Agreement are not filed herewith. The Amendment No. 1 to Securities Purchase Agreement identifies such schedules, including the general nature of their content. Centex undertakes to provide such schedules to the Securities and Exchange Commission upon request.

2.3	Amendment No. 2 to Securities Purchase Agreement among Centex Financial Services, LLC, Nationstar Mortgage LLC and FIF HE Holdings LLC, dated as of December 20, 2006.

99.1	Press Release dated December 20, 2006.

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